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                                EXHIBIT NO. 10(k)

                                  JACLYN, INC.
                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                       NON-QUALIFIED STOCK OPTION CONTRACT
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                 THIS NON-QUALIFIED STOCK OPTION CONTRACT entered into as of the
2nd day of December 1998, between JACLYN, INC., a Delaware corporation (the "Company") and Albert Safer (the "Optionee").
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                                   WITNESSETH:
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               1.  The Company,  in accordance with  the terms and conditions of the 1996 Non- Employee Director Stock Option Plan of the Company (the "Plan"), grants as of December 2, 1998 to the Optionee an option to purchase an aggregate of 2,000 shares of the Common Stock, $1.00 par value per share, of the Company ("Common Stock"), at $3.75 per share, being 100% of the fair market value of
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such shares of Common Stock on such date.

               2.  The term of this option shall be 10 years, subject to earlier
termination  as  provided  in  the  Plan.   This  option  shall  be  exercisable
immediately as to 100% of the number of shares of Common Stock subject hereto; provided, that this option shall not be exercisable at any time in an amount
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less than 100 shares (or the remaining  shares  covered  hereby if less than 100 shares).

               3. This option shall be exercised by giving written notice to the Company at its principal office, presently 635 59th Street, West New York, New Jersey 07093, Attention: Chief Financial Officer, stating that the Optionee is exercising this option, specifying the number of shares being purchased and accompanied by payment in full of the aggregate purchase price therefor (a) in cash or by certified check, (b) with previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise (determined in accordance with Article 5 of the Plan) equal to the aggregate exercise price of all options being exercised, or (c) any combination of the foregoing. In addition, the Optionee agrees to pay to the Company in cash, upon demand, the amount, if any, which the Company determines is necessary to satisfy its obligation to withhold federal, state and local income and other taxes or other amounts incurred by reason of the grant or exercise of this option. In no event may a fraction of a share of Common Stock be purchased hereunder.

               4. Notwithstanding the foregoing, and without limiting the provisions of Article I I of the Plan, this option shall not be exercisable by the Optionee unless (a) a registration statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common
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Stock  issuable  upon the exercise of this option shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of such shares of Common Stock upon exercise. At the request of the Board of Directors, the Optionee shall execute and deliver to the Company representations and warranties, in form and substance satisfactory to counsel to the Company, that the shares of Common Stock to be issued upon the exercise of
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the  option  are  being  acquired  by the  Optionee  for  his own  account,  for investment only and not with a view to the resale or distribution thereof within the meaning of the Securities Act. Nothing herein shall be construed so as to obligate the Company to register the shares subject to this option under the Securities Act.

                5. Nothing in the Plan or herein shall confer upon the Optionee any right to continue as a director of the Company.

                6. The Company may endorse such legends upon the certificates for shares of Common Stock issued upon exercise of this option and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act.

                 7. The Company and the Optionee agree that they will both be subject to and bound by all of the terms and conditions of the Plan, a copy of which is attached hereto and made a part hereof In the event the Optionee is no longer a director of the Company or in the event of his death or disability (as defined in the Plan), his rights hereunder shall be governed by and be subject to the provisions of the Plan. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

                8. The Optionee represents and agrees that he will comply with all applicable laws relating to the Plan and to the grant and exercise of this option and the disposition of the shares of Common Stock acquired upon exercise of this option, including without limitation, federal and state securities and "blue sky" laws.

                9. This option is not transferable otherwise than by will or the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by him.

                10. This Contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to any heir, distributee, executor, administrator or legal representative entitled under the Plan and by law to the Optionee's rights hereunder.

                11. This  Contract  shall  be  governed   by  and  construed  in
accordance with the laws of the State of Delaware.

                12. The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

                13. The Optionee agrees that the Company may amend the Plan and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan

                IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the day and year first above written.
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                                    JACLYN, INC.



                                    By: /s/ Robert Chestnov
                                       ----------------------

                                    Its: President


                                    Optionee /s/Albert Safer
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                                          876 Aztec Trail
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                                          Franklin Lakes, NJ 07417
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                                          Address

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                                          Tax Id. or Social Security No.